UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

Capitol Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33769	26-0435458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 330

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 238-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The disclosure included in Item 4.01 of Two Harbors Investment Corp.’s Amendment No. 1 to Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2009, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16	Letter from Marcum LLP to the Securities and Exchange Commission dated November 4, 2009 (incorporated by reference to Exhibit 16 filed with Two Harbors Investment Corp.’s Amendment No. 1 to Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 4, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitol Acquisition Corp. (Registrant)

Dated: November 4, 2009	By:	/s/ TIMOTHY O’BRIEN
	Name:	Timothy O’Brien
	Title:	Secretary

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